Exhibit 10.32

CHANGE ORDER FORM
Platform Design Modifications, Compressor Oil Fills, Additional Building Modifications

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00042 DATE OF CHANGE ORDER: October 16, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Cheniere was notified by the U.S. Coast Guard that the view of the Port Arthur Canal D Front and Rear Range Lights, were being obstructed by the Air Receiver. Parties agree Bechtel will remove the two access ladders, and intermediate platform of the Air Receiver (10V-3501) and implement a stair platform between the Nitrogen Receiver (10V-3901) and the Air Receiver (10V-3501). Exhibit A of this Change Order depicts this design change.

2.
Parties agree Bechtel will use new oil for the final fill of the twelve (12) refrigeration compressors (six (6) in Train 1 and six (6) in Train 2). Bechtel will purchase 30,870 gallons of additional oil in order to perform flushing of the Train 1 and Train 2 compressors prior to the final fill. This execution strategy deviates from the original strategy of performing the final fill with the oil that had been used for the flushing of the compressors.

3.
Parties agree Bechtel will provide the following engineering services to support the three (3) new buildings (Maintenance Building, Warehouse Building, and RTFC (Fire House) Building) being constructed in the Existing Facility by Cheniere. This is in addition to scope that was captured in CO-00041, executed on May 7, 2015:

a.	Add two (2) lift stations - one each in the Maintenance Building and the RTFC (Fire House) Building.

b.	Design external active fire water coverage for the buildings.

c.
Provide the design (ISOs, ELPs, etc) for the lift station outlet piping to the inlet of the existing treatment plant in lieu of tying in before the lift station K-121for both the Maintenance Building and the RTFC (Fire House) Building.

d.	Design the foundation for the lift stations to incorporate piles, pile caps, and foundations so as to match the lift station design of the Remote Operator Building.

4.	The overall cost breakdown for this Change Order is detailed in Exhibit B.

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#0001-00041)	$211,834,943
The Contract Price prior to this Change Order was	$4,111,834,943
The Contract Price will be (increased) by this Change Order in the amount of	$552,788
The new Contract Price including this Change Order will be	$4,112,387,731

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibits B and C

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ JJ Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ JT Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Projects	Sr. Vice President
Title	Title
Oct 28, 2015	10-16-15
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Soil Provisional Sum Closure

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00043 DATE OF CHANGE ORDER: December 2, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The value of the Soils Preparation Provisional Sum was U.S. $76,848,388 via Change Order CO-00030, executed on September 19, 2014. Parties now agree to close this Provisional Sum. Actual cost for the Soils Preparation work was $***. The contract price will be increased by $***.

2.	The Provisional Sum breakdown is described as follows:

a.
The previous Soils Preparation Provisional Sum specified in Article 2.1 of Attachment EE, Schedule EE-2, of the Agreement was U.S. $76,848,388. The Soils Preparation Provisional Sum will be reduced by U.S. $76,848,388. The new value of the Soils Preparation Provisional Sum will be $0.

b.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $338,930,165. This Change Order will decrease the Aggregate Provisional Sum amount by $76,848,388 and the new value shall be $262,081,777.

3.	The overall cost breakdown for this closure of the Provisional Sum is detailed in Exhibit A.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

5.	The following payment milestone in Attachment C of the Agreement will be amended:

Payment Milestone: 55.01 NDE subcontractor finishes work for LNG Train 2

The words “original budgeted” will be replaced with “current forecast” in the criteria which currently reads “Progress report or equivalent shows 90% complete of original budgeted quantity earned.

Adjustment to Contract Price

The original Contract Price was		$3,900,000,000
Net change by previously authorized Change Orders (#0001-00042)		$212,387,731
The Contract Price prior to this Change Order was		$4,112,387,731
The Contract Price will be (increased) by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibits A and B

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ JJ Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ JT Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Projects	Sr. Vice President
Title	Title
Dec 15, 2015	12-2-15
Date of Signing	Date of Signing